EXHIBIT 23-F



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We  have  issued  our  reports  dated  September  27,  1999,   accompanying  the
consolidated financial statements and schedule included in the Annual Report of Valley Resources, Inc. and subsidiaries on Form 10-K for the year ended August 31, 1999. We hereby consent to incorporation by reference of said reports in this Registration Statement of Southern Union Company on Form S-8.



                                                       GRANT THORNTON LLP
                                                       Grant Thornton LLP



Boston, Massachusetts
September 21, 2000